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www.edgewater.com
Edgewater
January 2010
Presented By:
Presented By:
Shirley Singleton -
Shirley Singleton -
Chairman, President & CEO
Chairman, President & CEO
David Clancey
David Clancey
-
-
EVP, Chief Strategy & Technology Officer
EVP, Chief Strategy & Technology Officer
Exhibit 99.1

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Safe Harbor Language
Certain statements contained in this presentation and in the subsequent discussion that are not statements of historical facts are "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words - "believe," "expect," "anticipate," "intend," "will" and similar expressions are examples of words that identify forward-looking statements. Forward-looking statements include, without limitation, statements regarding our future financial position, growth including acquisitions, potential margin improvements, business strategy, revenue goals and profitability as of today's date. These forward looking statements are based on our current beliefs, as well as assumptions we have made based upon information currently available to us. Actual results could vary significantly from those results implied, stated or projected in any such forward looking statements for a variety of reasons, including those set forth in our press releases and SEC filings, and we are not obligated to update these forward-looking statements made as of today to conform these statements for intervening events.

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Consulting Firm
Advisory Services
Vertical Services
Enterprise Applications
Strategic Technical & Data Services
Founded in 1992
Headquartered in Wakefield, MA
335 Employees, 238 Consultants *
Large North American Footprint
Focus on middle and Global 2000 market
Publicly Traded (NASDAQ: EDGW)
Edgewater Overview
* Excludes Microsoft Process Pass Through

ADVISORY SERVICES
Mergers & Acquisitions
Strategy
VERTICAL SERVICES
Best Practices
Vertical Expertise
ENTERPRISE APPLICATIONS
Enterprise Performance Management
Customer Relationship Management
Enterprise Resource Planning
STRATEGIC TECHNICAL & DATA SERVICES

EDGEWATER

4 4 Edgewater Offerings Edgewater’s integrated offerings bring the best of business, technical and data management expertise to solve client business problems

Ecosystem:

Oracle
SAP
Microsoft
Planning
Budgeting
Consolidation
Strategic Finance
Top 5 Worldwide

Master P&L
North America
China
Latin America
Asia Pacific
Central & Eastern Europe
Western Europe, Middle & East Africa

EDGEWATER TECHNOLOGY
5

5 5 Edgewater’s Offerings Leading Global Beauty Company

Ecosystem:
Oracle
SAP
Microsoft
NE GoToPartner
ME
VT
NH
MA
CT
Master P&L
West Coast Operations
West Coast Manufacturing Plants (3 in total)
East Coast Operations
East Coast Manufacturing Plants (2 in total)

EDGEWATER

6 6 Edgewater’s Offerings Planning / Budgeting / Consolidation BusinessObjects Data Quality and Data Integrator National Manufacturer / Distributor of Frozen Dessert Products

Ecosystem:

Oracle
SAP
Microsoft
Dynamics
Healthcare
Business Intelligence
Collaboration

Executive Management
Sales
Marketing
Accounting & Finance
Human Resources

EDGEWATER

7 7 Edgewater’s Offerings Worldwide Worldwide Leader in Global Leader in Global Stolen Vehicle Stolen Vehicle Recovery Recovery #1 AX (ERP) in NA Building CRM / XRM Quals Almalga SharePoint

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Industry & Analysts’ Perspectives
•
Gartner ~ BI/CPM investments, now a $6 billion market
combined, are growing at a rate of 19% (December 2009)
•
CIO Online ~ “ERP Investments Still Top the List for Corporate IT
Spending” (November 2009)
•
Forrester Research ~ More than two-thirds of companies still investing in their ERP systems (September 2009)
•
SearchManufacturingERP.com ~ SMBs need ERP functionality
just as much as enterprises do, but require the right IT resources to implement (October 2009)
•
Gartner ~ SharePoint 2010 brings significant improvements that will drive strong future growth for the popular platform…
(November 2009)

9 9 Why EDGW? • Opportunity to Participate in Next Wave of Replacement Cycle • A Consolidator of the Replacement Cycle’s Key Elements • Undervalued

10 10 Important Take-Aways • Aggressively Growth through Strategic Organic & Acquisitive Activities • Undervalued for Strategic Opportunity • Grow Federal Tax-free

11 11 Next Earnings Results Call Q4 / Full Year 2009 Conference Call Scheduled: March 3, 2010

(800) 410~4014 www.edgewater.com

80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
-
10,000
8,000
6,000
4,000
2,000
0
(2,000)
(4,000)
25,322
43,126
60,083
68,490
74,743
38,694
(491)
2,117
5,780
6,763
5,557
(1,562)
2004
2005
2006
2007
2008
2009 (9 Mos)
Total Revenue
Adjusted EBITDA

EDGEWATER

13 13 Historical Revenue & Adjusted EBITDA •- Adjusted EBITDA is a Non-GAAP financial measure.

Average Annualized Service Revenue Per Consultant* Vs Service Revenue Mix
(Dollar amounts in thousands)

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
$340
$320
$300
$280
$260
$240
$220
$200
$261
$278
$300
$340
$346
2005
2006
2007
2008
2009 (Q3)
Business Process & Advisory Services
Enterprise Applications
Avg Annual Rev Per Consultant

EDGEWATER

14 14 Average Annualized Service Revenue Per Consultant * Adjusted for Utilization